SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 2003


                            INDIANA GAS COMPANY, INC.
             (Exact name of registrant as specified in its charter)



          Indiana                  1-6494                35-0793669
          -------                  ------                ----------
 (State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                       Identification No.)


  20 N.W. Fourth Street, Evansville, Indiana                47708
  ------------------------------------------                -----
   (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (812) 491-4000


                                       N/A
             (Former name or address, if changed since last report.)



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Item 9.  Regulation FD Disclosure

On June 27, 2003 Vectren Corporation (the Company), the parent company of Vectren Utility Holdings, Inc. (VUHI), issued a press release that announced 1) on June 26, 2003, VUHI's revolving credit facility was renewed and 2) on June 27, 2003, a registration statement, originally filed on March 31, 2003, was declared effective.

VUHI serves as the intermediate holding company for the Company's three operating public utilities, which includes Indiana Gas Company, Inc. The press release is attached as an exhibit to this filing.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.
Item 7.  Exhibits
99-1 Vectren Renews Credit Facility and Announces Effectiveness of Registration
     Statement

99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the
     Private Securities Litigation Reform Act of 1995

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INDIANA GAS COMPANY, INC.
June 27, 2003


                                             By:  /s/ M. Susan Hardwick
                                             ----------------------------------
                                             M. Susan Hardwick
                                             Vice President and Controller